Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Owl Rock Technology Finance Corp. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-K for the period from July 12, 2018 (inception) to December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-K for the period from July 12, 2018 (inception) to December 31, 2018 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2019	By:	/s/ Craig W. Packer
Craig W. Packer
Chief Executive Officer